Aviat Networks Investor Presentation Fiscal Q1 2024 December 7, 2023

The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act, including expectations regarding our results for the fiscal year 2024. All statements, trend analyses and other information contained herein about the markets for the services and products of Aviat Networks, Inc. and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Aviat Networks, Inc. These forward- looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. For more information regarding the risks and uncertainties for our business, see "Risk Factors" in our most recent Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC"), as well as other reports filed by Aviat Networks, Inc. with the SEC from time to time. Aviat Networks, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Forward-Looking Statements AVIAT NETWORKS

Company Overview

Aviat Networks is the leading wireless transport and access solutions provider

End-to-End Portfolio


LTE
AviatCloud
Wireless Transport
Access
Routers
Software
Services

NASDAQ Listed: AVNW

Headquartered in Austin, TX

3,000+ Customers Worldwide

Global Manufacturing Capabilities

Leading Technologies – 200+ Patents

Revenue Summary

LTM Revenue: $353 Million


Revenue by Market
Mobile Networks 33%
Private Networks 67%


Revenue by Region
LATAM & APAC 18%
Europe 6%
MEA 17%
North America 59%

Points of Excellence

Lowest Total Cost of Ownership	Mission Critical Solutions Leader
Unrivaled Microwave Expertise	Innovative Products and Services

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Over 75 Years of Expertise

1944
Aviat Networks can trace its wireless beginnings back to Lenkurt Electric

2007
Harris Stratex Networks forms as the result of the merger between Harris MCD and Stratex Networks

2010
Harris Stratex rebrands as Aviat Networks

2020
New management leadership brings the company renewed customer focus and disciplined operating model

2022
Aviat Networks completes the acquisition of Redline Communications, adding access solutions to its portfolio

2023
Aviat Networks completes the acquisition of NEC Microwave Division

A Long History of Wireless Leadership Invigorated by New Leadership and Consistent Execution

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NEC Microwave Transaction Summary

Transaction Overview	• Aviat Networks acquired the microwave backhaul business NEC Corporation for $65.5 million, structured as an asset purchase – Anticipate addition of $140 million in annual revenue • Transaction closed on November 30, 2023
Financing	• $23.4 million of Aviat shares priced at $31.74 – Subject to 12-month lock-up • $42.1 million cash to be funded by delayed draw term loan facility – 0.1x net debt Aviat's standalone adjusted EBITDA
Outlook	• Expect first four quarters to contribute $140 million of annual revenue – Revenue to ramp with stronger contribution in first half of Aviat's fiscal 2025 • Expect transaction to be accretive by fourth quarter of integration (Aviat's fiscal 2025 second quarter) • Aviat to update fiscal 2024 annual guidance in upcoming fiscal 2024 second quarter earnings release

Transaction Significantly Increases Aviat's Scale and Strengthens Position

as the Leading Microwave Specialist Company

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Combined Financial Profile

	Aviat Networks	NEC Microwave Division	Aviat Networks + NEC Microwave Division
	A global provider of wireless transport products and services for 5G, rural broadband, and private networks	A leader in wireless backhaul networks with extensive installed base and recognized Pasolink brand	The leading global wireless transport specialist
	Last Twelve Months	Pro-Forma	Pro-Forma
Scale Revenue	$353M	~$140M	~$493M
Margins Gross Margin	36%	~30%	~33% Goal to improve margins through the Aviat Operating Model
Profitability Adj. EBITDA	14%	~0%	Combined business to reach 11-13% by end of Year 2
Leverage Net Debt / EBITDA	-0.7x	NA	0.1x net leverage on Aviat's standalone adj. EBITDA

Transaction Creates a Larger Company with Global Scale, Increased Operating Leverage, and Stronger Innovation and Ability to Serve

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Investment Opportunity

Attractive Global Markets	$11 billion TAM serving private networks, mobile service providers, and rural broadband network operators around the world
Unique Product Offering	End-to-end portfolio including mission-critical access products and routers, best-in-class microwave radios, and innovative software solutions
Leading Expertise	Relied on by customers globally to help design, plan, install, test, and operate their communication networks
Strong Financials & Balance Sheet	Consistent topline growth and profitability – 12% revenue CAGR since calendar 2019; TTM adjusted EBITDA margin of 14%; No debt
Disciplined Business Operator	Aviat Operating Model drives continuous improvement, operating leverage, and successful acquisitions

Aviat NETWORKS

Global Investment in Mission Critical, 5G, and Rural Broadband Networks Underpin Strong and Growing Demand Environment

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Why Aviat Wins

	Aviat's Competitive Advantage	vs. Microwave Specialists	vs. Wireless Generalists
Products	✓ Modular radio platform ✓ End-to-end offering of radios, multi-band, routers, access ✓ Better RF performance	• Highly leveraged in chipsets • Difficult to create new product variants quickly • Unable to invest in routing and other products	• Microwave not focus • Less responsive and agile to bringing radio solutions to market
Software & Services	✓ Turnkey services portfolio (design, planning, install) ✓ Software innovations to ease network operations and total cost of ownership (AviatCloud, Assurance software)	• Product focus and lack of software investment • Lack of experience and services make competing in private networks difficult	• Lack focus on dedicated software solutions for transport networks
Supply Chain	✓ Core competence – fast deliveries and disruptive go-to-market like the Aviat Store	• Lack modularity limits supply chain flexibility • Unable to create new business models or react to Aviat innovations	• Microwave supply chain not a priority vs. RAN • Cannot react to Aviat innovations

Aviat Provides More Innovation and Better Value Than Our Competitors

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Wireless Transport and Access Markets Overview


WIRELESS TRANSPORT
Core Markets
INDUSTRIAL
STATE & LOCAL GOV'T
UTILITY
WISP
PUBLIC SAFETY
4G/5G MOBILE
WIRELESS ACCESS
Growth Markets
INDUSTRIAL LICENSED/ UNLICENSED PTP/PTMP
INDUSTRIAL LICENSED PRIVATE LTE/5G
AVIAT EQUIPMENT
MICROWAVE
RADIO ACCESS / CELLULAR
FIBER

Aviat
Differentiation

Best in Class
Wireless Transport Products

Unique
Software and Services

Disruptive
Supply Chain and Ecommerce

Other applications » OIL/GAS/ OFFSHORE | MINING | TRANSPORTATION | SCHOOL/ ENTERPRISE | ISP/WISP | HIGH FREQUENCY TRADING

Aviat Differentiation Aligned with Private Networks, 5G and Rural Broadband

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Aviat Product Portfolio

Health Assurance (HAS)
Continuously analyzes the network
Detailed reports on network issues
Reduces downtime

ProVision Plus
Simplifies network management
Easy trouble shooting with multi-layer visualization
Quick provisioning allows for rapid deployment

Frequency Assurance (FAS)
Monitors and reports interference
Protects against WiFi-6E
Improves link performance/uptime

Wireless Transport

Split-Mount Systems
iPasolink, IAG/P3




- 6 to 38GHz freq. band with carrier aggregation
- Sub-band free ODU option
- Modular and scalable indoor units
- Standard and High Power Outdoor Units
- No single point of failure configuration.
- Multiband configuration
- 10 Gbs interfaces

Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation

All-Outdoor Systems
WTM4000, EX-A/D, iX/A


Single-Band


Multi- Band


MB-XD

- Dual Transceiver design in a Single Compact Box
- Available in Single- or Multi-Band
- Full IP/ MPLS Capabilities
- Software Upgradeable to 20 Gbps
- 25GbE connectivity

Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation

Wireless Access

RDL 6000
Private LTE



- Power of a Macro in Small Cell footprint
- Scalable EPC
- Ruggedized
- Low Power Consumption
- Lower TCO

RDL 3000
Virtual Fiber



- Hardened
- High-Capacity up to 440 Mbps
- Nomadic Self-Aligning Antennas ATEX/Hazloc options
- Backhaul

Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation

Microwave Routers
CTR8000 Series


CTR 8540


CTR 8740

- Microwave and IP in One Box
- Fewer Devices for Microwave Transport and Routing
- Compatible with All-indoor, Split-Mount, and Trunking Architectures
- IP/ MPLS / Segment Routing
- Up to 10 Gbps

Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation

Indoor Radio
IRU600, TRP, Eclipse



Eclipse

- Ultra-High Tx Power, +37dBm
- Compact/expandable antenna branching
- Tough, Durable and Dependable
- Comprehensive native TDM features
- Strong Security (FIPS)

Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation

Trunking Systems
STR 4500, OBC2, 7000iP TRP



- Split Mount, All-Indoor, and All-Outdoor Trunking Systems
- Up to 16+0, 8+0 with SD
- 10Gbps connectivity
- Flexible aggregation options

Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation

Portfolio Focused on Lowering Total Cost of Ownership

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AVIAT NETWORKS How Aviat Lowers Total Cost of Ownership 11 1. Reduced Tower Footprint What: Lower power consumption, faster installation, smaller antennas, reduced tower loading, lower lease costs How: Fewer boxes, high system gain, Multi-Band 2. Capacity Scalability What: Less congestion, fewer truck rolls, less hardware How: Multi-Band, A2C+, on-demand capacity upgrades 3. Integrated Routing What: Reduced or zero indoor footprint, fewer boxes, simplified operations, lower power consumption How: All-Outdoor at the edge, CTR/WTM integrated IP/MPLS 4. Spectrum Fee Savings What: Reduced recurring spectrum fees How: Moving capacity from Microwave to E-Band and Multi-Band 5. Higher Network Reliability What: Better performance, increased resilience, fewer outages, faster fault-finding/restoration, lower OPEX How: High MTBF, High Availability Routing, Aviat Assurance Software (HAS, FAS) 6. Simplified Logistics What: Easy online design and ordering, fast delivery, Reduced inventory and warehouse costs How: Aviat Design, Aviat Store, regional stock, on- demand capacity and license upgrades

AVIAT NETWORKS Microwave is a Crucial Backhaul Technology 12 Microwave Fiber Speed to Deploy  High Reliability  Low Latency  Terrain Flexibility  Capacity  Cost Per Link Per Foot Microwave / Millimeter Wave Fiber Satellite Copper Microwave Backhaul is Essential in Communication Networks Globally Wireless transport accounts for 60% of cellular transport links Source: Dell ‘Oro; Excludes North East Asia Microwave is ideally suited for mission- critical private networks, rural broadband, and challenging deployment environments Service providers rely on microwave in their networks to provide cost-effective and reliable bandwidth

Aviat's Market Opportunities

Private Networks

- Upgrade cycle in public safety, utilities and other private networks driven by increase bandwidth needs
- Private LTE / 5G market to be $8B by 2027
- Aviat's end-to-end product and services allow for increasing share of wallet capture and competitive advantage

Mobile Networks & 5G

- Early stages of global 5G upgrade cycle; mobile network data traffic expected to grow at 26% CAGR through 2028
- Wireless transport makes up 60% of cellular transport links
- Microwave radio market for global 5G transport market expect to grow at a 39% CAGR through CY2025

Rural Broadband

- Over $70 billion in U.S. government funding programs to build out rural broadband networks
- Microwave is a compelling solution for operators to lower total cost of ownership and increase speed to deploy
- Aviat's unique e-commerce platform allows for direct to network operator channel

Aviat Networks is Capturing Additional Market Share Because of Its Innovative Portfolio and Focus on Lowest Total Cost of Ownership

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Private Network Summary

Growth Drivers

- Growth in Private LTE and Industrial IoT driven by video and modern applications
- States and municipalities upgrading their public safety communications
  - State and local budgets remain healthy; growing public safety funding
- American Rescue Plan Act (ARPA) funding of $350 billion for U.S. States' water, sewer, public safety, and broadband infrastructure
- Vendor outsourcing and declining microwave expertise creates share of wallet opportunities

Segments Addressed

Public Safety and Security



Oil & Gas

Water

Electric Utilities



National / Regional Government

Enterprise



Aviat's Leadership

- Mission critical product differentiation
  - Highest powered radios
  - Ruggedized access products
  - IP/MPLS integration
  - Software innovations to simply network management (PV+, HAS, FAS)
- Strong state relationships and global partners
- Differentiated services offerings
  - Network design and testing
  - Install
  - Support
  - Managed services (incl. NOC)

Aviat Offers a Compelling Value Proposition to Private Network Operators

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AVIAT NETWORKS Mobile Networks & 5G Market Summary 15 • Mobile service provider market driven by increasing bandwidth demand in 4G and 5G networks – Data from global networks is anticipated to grow rapidly (26% CAGR) through 2028, driven by 5G adoption and expanding 4G networks • Aviat’s product portfolio enables operators to increase their network capacity while lowering total cost of ownership (TCO) – Single-box multi-band lowers tower leasing costs while increase capacity – Vendor-agnostic multi-band allows operators to utilize existing radios and layer on Aviat’s solution, lowering the barrier to entry for Aviat into a network – Multi-band XD enables longer distances between links which helps to minimize total network capex – Highest capacity radio available on the market (20 Gbps) • Aviat’s multi-band is up to $10,000/link lower TCO vs competitive multi-band offerings – Superior solution → Less hardware → Lowest TCO CY22 CY23 CY24 CY25 Demand for Wireless Transport Driven by Increasing Data Consumption Global 5G Wireless Transport Market Source: Dell ‘Oro 0 100 200 300 400 500 2022 2023 2024 2025 2026 2027 2028 E B p e r m o n th FWA 5G 2G/3G/4G $1.7B Market Global Mobile Network Data Traffic Source: Ericsson Mobility Report

Rural Broadband Summary

Aviat E-Commerce Platform Leads Rural Broadband

Aviat is uniquely suited to serve WISPs through its Aviat Store and AviatCloud applications like Design (network planning and product recommendation) and automated radio and license applications


Aviat
Networks
~35%
Source: PCN data
from Comsearch

Leading wireless transport share of demand for North American ISPs

Wireless Transport is the Solution

Wireless transport is ideal for rural communities and is lower cost, more reliable, and faster to deploy than fiber

Growing number of Fixed Wireless Access (FWA) deployments favors wireless backhaul

Estimate the USA rural broadband segment to be a ~$420M TAM in 2024

Over $70B in Available Funding

$1.5 Billion	CAF II
$20 Billion	Rural Digital Opportunity Fund (RDOF)
$9 Billion	5G Fund for Rural America
$42.5 Billion	Broadband Equity, Access, and Deployment (BEAD) Program
$635 Million	USDA Reconnect Program

Large Investments in Broadband Infrastructure Creates Opportunities for Wireless Transport

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Aviat Operating Model Framework

Excellence in

	Customer Focus	Innovation	Talent	Supply Chain
Our Actions	We listen during the commercial and sales process to understand our customers' needs and use our combined talents, skill and capabilities to create solutions that exceed expectations.	We deliver innovative, high-quality solutions that meet key customer segment needs. Voice of customer informs investment decisions. Release to market within budget, timeframe and scope.	We drive a performance culture and invest in our talent management programs to support evolving strategic business needs and implement organizational structures to facilitate results.	We achieve a competitive advantage by delivering quality products with best-in-class lead-times.
Our Processes	• Standard global VOC process • Sales Goal planning • eCommerce platform • AviatCare customer service and support	• Aviat Operating System for software • New Product Introduction (NPI) process • Portfolio management • Agile development methodology	• Performance Management Process • Career Framework • Talent Management Review • Employee Ownership Program	• S&OP Planning • Next day delivery e-commerce • Order to Cash process • Strategic sourcing to meet customer objectives globally

Continuous Improvement | We Strive Everyday…

To improve, innovate and drive cost efficiency to achieve higher performance and to promote our continuous improvement culture

Aviat Operating Model Supports Growth-Centric Culture by Leveraging Continuous Improvement and Driving Competitive Excellence

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First Quarter Fiscal 2024 Financial Highlights and Historical Performance

AVIAT NETWORKS $10.7 $12.1 13.2% 13.8% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 $11.5 $12.0 $12.5 $13.0 Q1 FY2023 Q1 FY2024 $81.3 $87.6 36.5% 36.6% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% 40.0% $70.0 $72.0 $74.0 $76.0 $78.0 $80.0 $82.0 $84.0 $86.0 $88.0 $90.0 Q1 FY2023 Q1 FY2024 First Quarter Fiscal 2024 Highlights 19 • Revenue of $87.6 million, up 7.8% compared to the same period last year • Record Q1 North America bookings • GAAP operating income of $5.5 million, up 41.8% year-over-year • Adjusted EBITDA up $12.1 million, up 13.1% compared to the same period last year • Non-GAAP earnings per share up 16.0% year- over-year • Strong profit growth from disciplined cost management and topline execution • Continued to demonstrate consistency and improvements in performance Laser Focused on Increasing Revenue, Capturing Aviat’s Differentiation, Driving Costs Out, and Increasing Overall Shareholder Value Revenue & Non-GAAP Gross Margin Adjusted EBITDA & Adj. EBITDA Margin $ in millions $ in millions

First Quarter Fiscal 2024 Balance Sheet Highlights

($'s in millions, except for DSO, DPO and Turns)	Q2 FY22 Actual	Q3 FY22 Actual	Q4 FY22 Actual	Q1 FY23 Actual	Q2 FY23 Actual	Q3 FY23 Actual	Q4 FY23 Actual	Q1 FY24 Actual
Cash Equivalents and Marketable Securities	$42.3	$33.8	$47.8	$22.9	$21.4	$22.5	$22.2	$35.5
Third-Party Debt	$0.0	$0.0	$0.0	$0.0	$0.0	($6.2)	$0.0	$0.0
Net Cash and Marketable Securities	$42.3	$33.8	$47.8	$22.9	$21.4	$16.3	$22.2	$35.5
Accounts Receivable	$69.1	$76.2	$73.2	$72.5	$91.4	$88.5	$101.7	$94.5
Unbilled Receivables	$42.9	$45.7	$45.9	$50.4	$53.6	$63.3	$58.6	$61.0
Advance Payments and Unearned Revenue	($43.7)	($45.7)	($42.7)	($43.3)	($46.7)	($48.0)	($51.7)	($53.7)
DSO's	75	89	88	82	82	98	95	102
DSO's net of Unbilled/Unearned	72	88	90	87	89	110	106	109
Accounts Payable	($43.5)	($40.6)	($42.4)	($48.2)	($59.8)	($61.7)	($60.1)	($61.8)
DPO's	76	81	76	80	84	103	95	100
Inventory	$27.4	$30.5	$27.2	$35.0	$37.1	$40.9	$33.1	$30.7
Turns	7.5	6.5	6.9	6.7	6.5	5.5	6.3	7.0

Asset / (Liability)

- Robust cash generation, driven by profitability and lower working capital
- No debt
- Inventory levels reduced as Aviat consumed buffer stock that helped to navigate supply chain issues over the past two years

Strong Balance Sheet; Consistent Performance Drives Cash Generation

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AVIAT NETWORKS Rolling Trailing Twelve Months Historical Performance 21 -$11 -$9 -$12 -$13 -$5 $2 $8 $9 $9 $7 $10 $10 $10 $9 $9 $12 $8 $12 $14 $18 $19 $31 $33 $34 $34 $36 $38 $39 $42 $44 $47 $48 R o lli n g T T M A d j. E B IT D A $313 $298 $269 $247 $245 $244 $242 $240 $233 $236 $243 $247 $250 $242 $244 $242 $233 $240 $239 $246 $251 $266 $275 $282 $289 $297 $303 $311 $324 $333 $347 $353 R o lli n g T T M R e v e n u e ($’s million) ($’s million)

Cash Benefit of Historical Net Operating Losses (NOLs)

Total NOLs (M)


Intl., $186
US, $304

Deferred Tax Asset on AVNW Balance Sheet


$100
$98
$95
$92
$90
$89
$87
$86
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23
Q4 FY23
Q1 FY24

- $490 million of gross NOLs
- NOL's reduce Aviat's statutory federal and state blended tax rate of ~25% to an effective cash tax rate of ~5%
  - This saved Aviat $5.9 million in cash taxes in FY22 and $14.1 million in cash taxes in FY23

- Improved financial performance and outlook for Aviat resulted in a full release of the valuation allowance against U.S. NOLs in Q3 of fiscal 2021
  - A one-time benefit of $92 million was recognized in Net Income and Deferred Tax Assets

Cash Tax Savings Will Continue for the Foreseeable Future (>5 years) at Levels Commensurate with our Earnings Before Tax Performance

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GAAP to Non-GAAP Reconciliation

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES [(1)]
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended			
	29-Sep-2023	% of Revenue	30-Sep-2022	% of Revenue
	(In thousands, except percentages and per share amounts)			
GAAP gross margin	$31,852	36.4%	$29,454	36.3%
Share-based compensation	183		172	
Merger and acquisition related expense	43		—	
Non-GAAP gross margin	32,078	36.6%	29,626	36.5%
GAAP research and development expenses	$6,424	7.3%	$6,087	7.5%
Share-based compensation	(146)		(135)	
Non-GAAP research and development expenses	6,278	7.2%	5,952	7.3%
GAAP selling and administrative expenses	$19,237	22.0%	$17,504	21.5%
Share-based compensation	(1,505)		(1,531)	
Merger and acquisition related expense	(2,672)		(1,516)	
Non-GAAP selling and administrative expenses	15,060	17.2%	14,457	17.8%
GAAP operating income	$5,547	6.3%	$3,913	4.8%
Share-based compensation	1,834		1,838	
Merger and acquisition related expense	2,715		1,516	
Restructuring charges	644		1,950	
Non-GAAP operating income	10,740	12.3%	9,217	11.3%
GAAP income tax provision	$641	0.7%	$3,877	4.8%
Adjustment to reflect pro forma tax rate	(341)		(3,577)	
Non-GAAP income tax provision	300	0.3%	300	0.4%

	Three Months Ended			
	29-Sep-2023	% of Revenue	30-Sep-2022	% of Revenue
	(In thousands, except percentages and per share amounts)			
GAAP net income (loss)	$4,005	4.6%	($2,746)	(3.4%)
Share-based compensation	1,834		1,838	
Merger and acquisition related expense	2,715		1,516	
Restructuring charges	644		1,950	
Other expense, net	802		2,659	
Adjustment to reflect pro forma tax rate	341		3,577	
Non-GAAP net income	$10,341	11.8%	$8,794	10.8%
Diluted net income (loss) per share:				
GAAP	$0.34		($0.25)	
Non-GAAP	$0.87		$0.75	
Shares used in computing diluted net income (loss) per share				
GAAP	11,943		11,200	
Non-GAAP	11,943		11,777	
Adjusted EBITDA:				
GAAP net income (loss)	$4,005	4.6%	($2,746)	(3.4%)
Depreciation and amortization of property, plant and equipment and intangible assets	1,344		1,468	
Other expense, net	901		2,782	
Share-based compensation	1,834		1,838	
Merger and acquisition related expense	2,715		1,516	
Restructuring charges	644		1,950	
Provision for income taxes	641		3,877	
Adjusted EBITDA	$12,084	13.8%	$10,685	13.2%

(1) The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP net income excluded share-based compensation, and other non-recurring charges (recovery). Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest, provision for or benefit from income taxes, and non-GAAP pre-tax adjustments, as set forth above, from GAAP net income. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

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W W W . AV I AT N E T W O R K S . C O M